UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2013

Wall Street Media Co, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 1400, Fort Lauderdale, Florida 33309

(Address of principal executive offices and zip code)

(954) 740-2288

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.   Change in Registrant’s Certifying Accountant

(1)

Previous Independent Auditors:

a.

The Registrant (the “Company”) has resolved to dismiss Salberg & Company, PA (“Salberg”) its Independent Registered Public Accounting Firm effective December 18, 2013. The dismissal was approved by the board of directors.

b.

Salberg’s reports on the financial statements of the Company for its last two fiscal years ended September 30, 2012 and 2011 did not contain an adverse or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: In the Company’s Annual Report on Form 10-K for the years ending September 30, 2012 and 2011, the Audit Report regarding the Company’s audited financial statements for the years ending September 30, 2012 and 2011 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

c.

During the Fiscal years ended September 30, 2012 and 2011 and through December 18, 2013 in which Salberg served as the Company’s independent registered public accounting firm, there were (i) no disagreement(s) with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference to the subject matter of such disagreement(s) in connection with its audit reports and (ii) no reportable events as that term is described in Item 304(a)(i)(v) of Regulation S-K.

d.

In accordance with Item 304(a)(3) of Regulations S-K, the Company has provided Salberg with a copy of the disclosures contained herein and provided Salberg with an opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein. A copy of the letter dated December 20, 2013 addressed to the SEC in response to Item 304(a) of Regulation S-K annexed hereto as Exhibit 16.1.

(2)

New Independent Registered Accounting Firm

a.

The Company’s Board of Directors (and Audit Committee) has elected to retain D. Brooks and Associates CPAs, P.A. as its new independent registered public accounting firm as of December 20, 2013. The Company has not consulted with D. Brooks and Associates CPAs, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Description

16.1

Letter from Salberg & Company, P.A. dated December 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WALL STREET MEDIA CO, INC.

Dated: December 24, 2013	/s/: Jerrold D. Burden
Jerrold D. Burden
Chief Executive Officer

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